UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2019

MEDICAL PROPERTIES TRUST, INC.

MPT OPERATING PARTNERSHIP, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland Delaware	001-32559 333-177186	20-0191742 20-0242069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share, of Medical Properties Trust, Inc.	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On June 6, 2019, Medical Properties Trust, Inc. (the “Company”) issued a press release announcing that the Company has completed the previously announced transactions with Healthscope Ltd. (“Healthscope”) described below in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in this Item 7.01 and exhibits thereto are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in this Item 7.01, including the exhibits thereto and referenced materials posted to the Company’s website, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Acquisition of Healthscope Hospital Portfolio

On June 6, 2019, affiliates of the Company completed the previously announced AUD1.2 billion acquisition of the real estate interests of 11 Australian hospitals operated by Healthscope. The facilities are leased to Healthscope pursuant to master lease agreements that have an average initial term of 20 years with annual fixed escalations and multiple extension options.

The table below sets forth pertinent details with respect to the hospitals that were acquired in the Healthscope portfolio:

Hospital	City	State	Hospital Type	Licensed Beds
Knox Private Hospital	Wantirna	Victoria	Acute	359
Mount Hospital	Perth	Western Australia	Acute	224
Nepean Private Hospital	Kingswood	New South Wales	Acute	109
Northpark Private Hospital	Bundoora	Victoria	Acute	144
Sydney Southwest Private Hospital	Liverpool	New South Wales	Acute	87
Campbelltown Private Hospital	Campbelltown	New South Wales	Acute	82
Sunnybank Private Hospital	Sunnybank	Queensland	Acute	122
Ringwood Private Hospital	Ringwood	Victoria	Acute	75
Pine Rivers Private Hospital	Strathpine	Queensland	Psychiatric	81
The Geelong Clinic	St Albans Park	Victoria	Psychiatric	52
The Victorian Rehabilitation Centre	Glen Waverley	Victoria	Rehabilitation	143

Total Licensed Beds				1,478

The Company financed the acquisition with an AUD1.2 billion unsecured five-year term, Australian-denominated loan with a syndicate of banks.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 6, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer

Date: June 12, 2019

MPT OPERATING PARTNERSHIP, L.P.

By:	/s/ R. Steven Hamner
Name:	R. Steven Hamner
Title:	Executive Vice President and Chief Financial Officer of the sole member of the general partner of MPT Operating Partnership, L.P.

Date: June 12, 2019